UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2008

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Cohu, Inc. Annual Meeting of Stockholders was held on May 13, 2008 (the "Annual Meeting"). The matters voted on at the Annual Meeting and the results of the voting were as follows:

Submission of Matters to a Vote of Security Holders:

(1) Robert L. Ciardella and Charles A. Schwan were elected directors of the Company. The results of the vote were as follows:

Robert L. Ciardella – Votes For – 17,451,862; Votes Withheld – 3,293,400
Charles A. Schwan – Votes For – 18,944,516; Votes Withheld – 1,800,746

The remaining directors continuing in office until 2009 or 2010 are Harry L. Casari, Harold Harrigian and James A. Donahue.

(2) The ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for the year ending December 27, 2008 was approved. The results were as follows:

Votes For – 20,148,542; Votes Against – 580,908; Abstentions – 15,812; Broker Non-Votes – 0

Other presentation material from the Annual Meeting is available at www.cohu.com/investors/presentations.htm

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 14, 2008	By:	Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: VP Finance & CFO